Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2023
Prepayments and Other Current Assets [Abstract]
Prepayments and Other current assets
7.	Prepayments and other current assets

Prepayments and other current assets consisted of the following:

	As of December 31,
	2022	2023
Advance deposit for intent acquisition (1)	46,600,000	-
Receivables from third parties (2)	24,640,939	-
Deductible input value-added tax	2,737,802	2,983,607
Receivables of over-paid income tax	880,339	889,303
Prepayments of services	456,848	1,958,238
Others	190,238	362,396
Total	75,506,166	6,193,544

(1)	On July 27, 2021, the Group entered into investment cooperation agreement with Beijing S.K. Pursuant to the agreement, the Group prepaid RMB100,000,000 for the intent acquisition of Beijing S.K. The Group completed the acquisition of Beijing P.X. by utilizing the prepayment in the amount of RMB53,400,000. The Group is in the process of evaluating Beijing S.K.’s other subsidiaries that are suitable as future acquiring targets. The remaining balance of prepayment will be used for the acquisition when targets are selected and finished internal restructuring. The Group made full allowance for the year ended December 31, 2023.

(2)	Receivables from third parties included:

(i)	amounts due from Beijing S.K. of RMB22,850,000 fair value gain from contingent consideration of acquisition as of December 2022 and 2023. The Group made full allowance for the year ended December 31, 2023;

(ii)	amounts due from Beijing S.K. of RMB1,790,939 as Beijing S.K. collected tuition, accommodation and other miscellaneous fees on behalf of Langfang School and Chuangmei Weiye before the acquisition of Beijing P.X as of December 31, 2022. The Group has fully collected the receivable from Beijing S.K during 2023. Receivables from third parties were interest free, unsecure and the Group expected to collect the receivables within one year.